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EXHIBIT 10.29

                              CONSULTING AGREEMENT
                                  TERMINATION


         CONSULTING AGREEMENT TERMINATION (the "Termination Agreement"), dated as of August 31, 2004 between AMERICAN BANKNOTE CORPORATION, a Delaware corporation having its principal place of business at 560 Sylvan Avenue, Englewood Cliffs, NJ 07632 ("ABN") and SIDNEY LEVY, an individual having a residence at Avenida Viera Souto 620/1020, Rio de Janiero, Brazil ("Mr. Levy").

         WHEREAS, the parties hereto entered into a Consulting Agreement, as amended (the "Consulting Agreement") dated as of May 22, 2003, a copy of which is attached hereto as Exhibit A; and

         WHEREAS, the parties hereto agree that the Consulting Agreement is no longer appropriate;

         NOW, THEREFORE, in consideration of the premises, and of the representations, covenants and obligations contained herein, as well as for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. TERMINATION OF CONSULTING AGREEMENT. The parties hereto agree that the Consulting Agreement shall cease to be of any effect as of the date of this Termination Agreement.

         2. ENTIRE AGREEMENT. This Termination Agreement represents the whole of the agreement reached between the parties and supersedes any previous agreements and discussions that have taken place.

         3. GOVERNING LAW. This Termination Agreement shall be governed by the laws of the State of New York, United States of America, independent of any conflict of laws principles. The parties hereby unconditionally submit to the exclusive jurisdiction of the courts of New York for any actions, suits, or proceedings arising out of or relating to this Termination Agreement.

         4. COUNTERPARTS. This Termination Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.



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IN WITNESS WHEREOF, ABN and Mr. Levy have executed this Termination Agreement as of the date and year set forth above.


AMERICAN BANKNOTE CORPORATION


By:
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Chief Executive Officer



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SIDNEY LEVY